UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2018

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2018, Chesapeake Energy Corporation (“Chesapeake”) issued a press release reporting financial and operational results for the third quarter of 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Chesapeake under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On October 30, 2018, Chesapeake will make a presentation about its financial and operating results for the third quarter of 2018, as noted in the press release described in Item 2.02 above. Chesapeake has made the presentation available on its website at http://www.chk.com/investors/presentations.

On October 29, 2018, Chesapeake entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WildHorse Resource Development Corporation, a Delaware corporation (“WildHorse”), and Coleburn Inc., a Delaware corporation and wholly owned subsidiary of Chesapeake (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into WildHorse (the “Merger”), with WildHorse surviving the Merger as a wholly owned subsidiary of Chesapeake.

On October 30, 2018, Chesapeake and WildHorse issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.2.

On October 30, 2018, Chesapeake provided supplemental information regarding the Merger in connection with a presentation to investors. A copy of the investor presentation is attached as Exhibit 99.3.

On October 30, 2018, Chesapeake posted a summary of the transaction highlights to its website. A copy of the summary is attached as Exhibit 99.4.

This information is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by Chesapeake under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d)

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated October 30, 2018
99.2	Joint press release dated October 30, 2018
99.3	Investor Presentation
99.4	Summary of Transaction Highlights

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:  October 30, 2018